Paradigm Visions, Inc.

385 Oxford Valley Road, Suite 412
Yardley, Pa 19067
Phone: 215-579-5779 Fax 215-525-2807

WORK ORDER	PLEASE FAX COMPLETED FORM TO 215-525-2807		
Company Name:	Dynamic Nutrasytems, Inc	Campaign Name:	Viasalus
Payout:	$3000 Build/$2000 Testing Budget	Payable Action:	N/A
Advertiser Contact:		Advertiser Email:	
Advertiser Phone:		Advertiser Fax:	
Billing Contact:		Billing Email:	
Billing Address:		Technical Contact:	
		Technical Email:	
Allowable Promotion Channels Email, Display, Search, Facebook, Twitter		Allowable Geographic Regions US only	
Network Exclusivity?	Yes	Payment Terms	Prepayment
Monthly Stats	Yes	Suppression List:	Yes

Notes: PVI will design a fully functioning sales website (not including actual processing or order fulfillment) to be used as a test for the Viasalus product ($3000). Included: Secure PCI website Hosting with realtime backup. Click, lead and order attempt tracking. Test creative package for testing budget spend ($2000). Multiple ad buys with affiliates and metrics for test evaluation. Domain Name.

Client: Dynamic Nutrasytems, Inc.

Company: Paradigm Visions, Inc.

Client	Company
Signature: Donna L. Cashwell	Signature: [signature]
Print Name: Donna Cashwell	Print Name: Tim McIntoshlittle
Title/Date: President	Title/Date: CEO